UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 4, 2005

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6680 N. Highway 49 Lino Lakes, MN		55014
(Address of Principal Executive Offices)		(Zip Code)

(651) 784-1250
 (Registrant’s Telephone Number, Including Area Code)

N/A
 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)

As previously disclosed, the Board of Directors of Northern Technologies International Corporation (“NTIC”) elected Jean-Guy Joseph Coulombe and Vera Kallmeyer as new directors of NTIC on July 29, 2005.  Although both Mr. Coulombe and Ms. Kallmeyer were also appointed at that time to serve on the Strategic Planning Committee of the Board of Directors, other Board committee memberships had not been determined at that time.  On November 4, 2005, the Board of Directors of NTIC appointed Mr. Coulombe as a member of NTIC’s Compensation Committee and Ms. Kallmeyer as a member of NTIC’s Audit Committee effective immediately.  On November 4, 2005, the Board of Directors of NTIC dissolved the Strategic Planning Committee and thus neither Mr. Coulombe, Ms. Kallmeyer nor any other director of NTIC currently serves on the Strategic Planning Committee.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)

On November 4, 2005, the Board of Directors of NTIC amended NTIC’s Amended and Restated Bylaws to delete the officer position, Co-Chief Executive Officer, and to delete any references to Co-Chief Executive Officer in the Amended and Restated Bylaws or to change such references to President.  The foregoing description of the amendments to NTIC’s Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, as amended through November 4, 2005, attached to this report as Exhibit 3.1 and incorporated in this Item 5.03(a) by this reference.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On November 4, 2005, the Board of Directors of NTIC set the date, time and place for its next annual meeting of stockholders.  The annual meeting of stockholders of NTIC will be held  on Monday, January 30, 2006 at 4:00 p.m., at NTIC’s corporate headquarters, located at 6680 North Highway 49, Lino Lakes, Minnesota 55014.  The record date for the meeting will be December 9, 2005.

On November 4, 2005, the Board of Directors of NTIC determined not to declare a cash dividend at this time.

See the disclosure under Items 5.02(d) and 5.03(a) of this report, which is incorporated in this Item 7.01 by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

           (c)     Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Northern Technologies International Corporation

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:

Matthew C. Wolsfeld
Chief Financial Officer

Dated: November 8, 2005

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

3.1	Amended and Restated Bylaws of Northern Technologies International Corporation	Filed herewith